SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2004

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-08182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9310 Broadway, Building I San Antonio, Texas		78217
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 828-7689

Item 5.                                                           Other Events.

On February 20, 2004, Pioneer Drilling Company (“Pioneer”) completed the sale of 4,400,000 million shares of its common stock at $5.40 per share in a private placement for $23.8 million in gross proceeds.  The press release issued by Pioneer for the private placement is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.                                                           Financial Statements and Exhibits

(c)                                  Exhibits.

	99.1	Press release issued by Pioneer on February 23, 2004.

*	99.2	Form of Purchase Agreement dated February 13, 2004 between Pioneer Drilling Company and the several purchasers (incorporated by reference to Exhibit 4.1 to Form S-3 (File No. 333-113036)).

* Incorporated herein reference as indicated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

	By:	/s/ William D. Hibbetts
William D. Hibbetts
Senior Vice President and Chief Financial Officer

Date: February 23, 2004

EXHIBIT INDEX

No.	Description

99.1	Press release issued by Pioneer on February 23, 2004.

* 99.2	Form of Purchase Agreement dated February 13, 2004 between Pioneer Drilling Company and the several purchasers (incorporated by reference to Exhibit 4.1 to Form S-3 (File No. 333-113036)).

* Incorporated herein reference as indicated.